UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The unaudited pro forma data presented in the unaudited pro forma combined financial statements are included in order to illustrate the effect on Signature Eyewear, Inc.'s ("Signature" or the "Company") financial statements of the acquisition by Signature of substantially all of the assets of California Design Studio, Inc. ("CDS") on June 23, 1999.

         The unaudited pro forma combined balance sheet data at April 30, 1999 presents adjustments as if Signature had acquired CDS at such date.

         The unaudited pro forma combined statement of operations data for the six-month period ended April 30, 1999 and the year ended October 31, 1998 present adjustments to show the effect of the acquisition as if the acquisition had occurred at the beginning of the period ended October 31, 1998.

         In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

         The unaudited pro forma financial statements should be read in conjunction with Signature's Consolidated Financial Statements and the Notes thereto, and the Financial Statements and the Notes thereto of CDS appearing elsewhere. The unaudited pro forma combined statement of operations data are not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor are they indicative of Signature's future results.

                             SIGNATURE EYEWEAR, INC.
                        Pro Forma Combined Balance Sheet
                              As of April 30, 1999


                                                                HISTORICAL
                                                     ----------------------------------
                                                                                                PRO FORMA               COMBINED
                                                       SIGNATURE             CDS               ADJUSTMENTS             PRO FORMA
                                                     ---------------    ---------------     ------------------       ---------------

Current Assets:
     Cash and cash equivalents                          $ 5,842,647           $ 79,879           $ (1,400,000) (1)      $ 4,522,526
     Accounts receivable, net                             7,401,061          1,174,064                                    8,575,125
     Inventories                                          9,669,177          1,665,414               (789,770) (1,3)     10,544,821
     Other current assets                                 1,990,167            168,245                                    2,158,412
                                                     ---------------    ---------------     ------------------       ---------------
                                                         24,903,052          3,087,602             (2,189,770)           25,800,884
                                                     ---------------    ---------------     ------------------       ---------------
Property, Plant & Equipment, Net                          1,487,862            432,607               (237,199) (1,3)      1,683,270
                                                     ---------------    ---------------     ------------------       ---------------
Cost in Excess of Net Assets Acquired                             -                  -              4,942,790  (1)        4,942,790
                                                     ---------------    ---------------     ------------------       ---------------
Other Assets                                                132,862            287,901                      -               420,763
                                                     ---------------    ---------------     ------------------       ---------------
                                                        $26,523,776        $ 3,808,110            $ 2,515,821           $32,847,707
                                                     ===============    ===============     ==================       ===============




Current Liabilities:
     Accounts payable, trade                            $ 3,769,725        $ 4,553,275             $ (705,604) (1)      $ 4,833,140
                                                                                                   (3,297,092) (2)
                                                                                                      512,836  (1)
     Accrued expenses and other current liabilities       2,208,216            308,199                288,994  (1)        2,805,409
     Loan payable, bank                                                        297,880               (297,880) (1)                -
     Current portion of long-term debt                      104,167             50,948              1,250,000  (1)          276,115
                                                                                                   (1,129,000) (2)
                                                     ---------------    ---------------     ------------------       ---------------
                                                          6,082,108          5,210,302             (3,377,746)            7,914,664

Long-term Liabilities                                       395,833             65,283              3,297,092  (2)        4,887,208
                                                                                                    1,129,000  (2)
                                                     ---------------    ---------------     ------------------       ---------------
                                                          6,477,941          5,275,585              1,048,346            12,801,872
                                                     ---------------    ---------------     ------------------       ---------------

Stockholders' Equity:
     Common stock                                             9,216                                                           9,216
     Paid-in capital                                     14,390,009                                                      14,390,009
     Retained earnings (Accumulated deficit)              5,646,610                                                       5,646,610
     Owner's equity                                               -         (1,467,475)             1,467,475  (1)                -
                                                     ---------------    ---------------     ------------------       ---------------
                                                         20,045,835         (1,467,475)             1,467,475            20,045,835
                                                     ---------------    ---------------     ------------------       ---------------

                                                        $26,523,776        $ 3,808,110            $ 2,515,821           $32,847,707
                                                     ===============    ===============     ==================       ===============

               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

The historical deficit in owner's equity of CDS as reported in the April 30, 1999 CDS financial statements is reconciled with the historical CDS deficit reported in the accompanying pro forma combined balance sheet as follows:

         Deficit in owner's equity as reported in
             the CDS April 30, 1999 financial
             statements                                                  ($1,115,440)
         CDS net assets not acquired in the transaction                  (   352,035)
                                                                        --------------

         Deficit in CDS owner's equity as reported in
             the historical pro forma balance sheet                      ($1,467,475)
                                                                         ============

Key to Pro Forma Adjustments:

     (1) Reflects the Company's purchase of CDS for an aggregate $7,723,931 as follows:

         Cash consideration at closing paid to seller                     $1,102,120
         Cash consideration at closing paid to retire seller's
           bank debt                                                         297,880
                                                                          ----------
                                                                           1,400,000
         Transaction costs                                                   288,994
         Note issued to the seller                                         1,250,000
         Seller's liabilities assumed                                      5,275,585
         Less seller's bank debt retired at closing                      (   297,880)
         Present value discount recorded on long term maturities
           of vendor obligation                                          (   705,604)
         Liabilities incurred to effect the transaction                      512,836
                                                                          ----------

                                                                          $7,723,931
                                                                          ==========

         The total consideration is allocated as follows (the final purchase price allocation will be based upon a determination of the fair values of the net assets acquired):

         Historical cost of net assets acquired                           $3,808,110
         Reduction in cost of assets based on purchase
           price allocation                                               (1,026,969)
         Cost in excess of net assets acquired, including
           transaction costs                                               4,942,790
                                                                          ----------
                                                                          $7,723,931
                                                                          ==========

     (2) Reflects adjustments for noncurrent maturities of obligations to the seller and a vendor.

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET,
                                   CONTINUED

Key to Pro Forma Adjustments, continued:

     (3) Reflects adjustments for the allocation of the purchase price to inventories and property and equipment.

                             Signature Eyewear, Inc.
                       Pro Forma Combined Income Statement
                     For the Six Months Ended April 30, 1999


                                                                    Historical
                                                       -------------------------------------
                                                                                                 Pro Forma            Combined
                                                          Signature              CDS            Adjustments          Pro Forma
                                                       -----------------  ------------------  ----------------    ------------------

Net Sales                                                  $ 21,461,640         $ 3,459,556                            $24,921,196
Cost of Sales                                                 9,004,305           1,584,640                             10,588,945
                                                       -----------------  ------------------  ----------------    -----------------
Gross Profit                                                 12,457,335           1,874,916                 -           14,332,251
                                                       -----------------  ------------------  ----------------    -----------------
Operating Expenses:
      Selling                                                 7,028,911           1,103,690                              8,132,601
      General and Administrative                              4,221,064           1,360,103        $  (65,036)(6)        5,341,523
                                                                                                     (424,608)(3)
                                                                                                      250,000 (1)
                                                       -----------------  ------------------  ----------------    -----------------
                                                             11,249,975           2,463,793          (239,644)           13,474,124
                                                       -----------------  ------------------  ----------------    -----------------
Income (Loss) from Operations                                 1,207,360            (588,877)          239,644               858,127
                                                       -----------------  ------------------  ----------------    -----------------
Other Income (Expense):
      Interest expense                                           66,628             (27,586)         (129,033)(4)          (89,991)
      Amortization of acquisition costs                                                              (123,570)(2)         (123,570)
      Sundry income                                               6,212              13,466           (33,164)(3)          (13,486)
                                                       -----------------  ------------------  ----------------    -----------------
                                                                 72,840             (14,120)         (285,767)            (227,047)
                                                       -----------------  ------------------  ----------------    -----------------
Income (Loss) before Income Taxes                             1,280,200            (602,997)          (46,123)             631,080

Provision (Benefit) for Income Taxes                            495,000                   -          (260,000)(5)          235,000
                                                       -----------------  ------------------  ----------------    -----------------
                                                                           .
Net Income (Loss)                                             $ 785,200          $ (602,997)        $ 213,877            $ 396,080
                                                       =================  ==================  ================    =================
Earnings per share, Basic and Diluted                            $ 0.15                                                     $ 0.08
                                                       =================                                          =================
Weighted average number of common shares                      5,095,836                                                  5,095,836
                                                       =================                                          =================

                             Signature Eyewear, Inc.
                       Pro Forma Combined Income Statement
                  For the Twelve Months Ended October 31, 1998


                                                                    Historical
                                                       -------------------------------------
                                                                                                 Pro Forma            Combined
                                                          Signature              CDS            Adjustments           Pro Forma
                                                       -----------------  ------------------  ----------------     ----------------

Net Sales                                                  $ 40,891,882        $ 10,377,103                            $51,268,985
Cost of Sales                                                16,549,083           5,004,533                             21,553,616
                                                       -----------------  ------------------  ----------------     ----------------
Gross Profit                                                 24,342,799           5,372,570                 -           29,715,369
                                                       -----------------  ------------------  ----------------     ----------------
Operating Expenses:
      Selling                                                13,077,719           2,723,990                             15,801,709
      General and Administrative                              7,059,431           3,356,837        $ (164,907)(6)        9,854,120
                                                                                                     (897,241)(3)
                                                                                                      500,000 (1)
                                                       -----------------  ------------------  ----------------     ----------------
                                                             20,137,150           6,080,827          (562,148)          25,655,829
                                                       -----------------  ------------------  ----------------     ----------------
Income (Loss) from Operations                                 4,205,649            (708,257)          562,148            4,059,540
                                                       -----------------  ------------------  ----------------     ----------------
Other Income (Expense):
      Interest expense                                           (8,227)            (85,688)         (272,393)(4)         (366,308)
      Amortization of acquisition costs                                                              (247,140)(2)         (247,140)
      Sundry income                                             411,183              44,536           (43,836)(3)          411,883
                                                       -----------------  ------------------  ----------------     ----------------
                                                                402,956             (41,152)         (563,369)            (201,565)
                                                       -----------------  ------------------  ----------------     ----------------
Income (Loss) before Income Taxes                             4,608,605            (749,409)           (1,221)           3,857,975
Provision (Benefit) for Income Taxes                          1,859,000                   -          (300,000)(5)        1,559,000
                                                       -----------------  ------------------  ----------------     ----------------
Net Income (Loss)                                           $ 2,749,605          $ (749,409)        $ 298,779          $ 2,298,975
                                                       =================  ==================  ================     ================
Earnings per share, Basic and Diluted                            $ 0.52                                                     $ 0.44
                                                       =================                                           ================
Weighted average number of common shares                      5,254,156                                                  5,254,156
                                                       =================                                           ================

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

     (1) Reflects adjustments for consulting and noncompete payments as if the transaction had taken place on November 1, 1997.

     (2) Amortization is based upon a preliminary allocation of purchase price consideration as follows:

          Cost in excess of net assets acquired, including
          transaction costs, amortized over  20 years                 $4,942,790
                                                                      ==========

          Actual amortization may differ, depending on the final allocation of the total purchase price consideration.

     (3) Reflects the elimination of certain of CDS's expenses in accordance with Signature's business plan to integrate the acquisition, as follows:


         Fiscal year ended October 31, 1998:
                  Officer salaries                                   $407,000
                  Rent expense, for excess facilities                 218,000
                  Other administrative expenses                       191,000
                  Other personnel expenses                             81,241
                                                                    ----------
                                                                      897,241
                  Sublease income from excess facilities            (  43,836)
                                                                    ----------
                                                                     $853,405
                                                                    ==========
         Six-month period ended April 30, 1999
                  Officer salaries                                   $161,000
                  Rent expense, for excess facilities                 128,000
                  Other administrative expenses                        75,000
                  Other personnel expenses                             60,608
                                                                     ----------
                                                                      424,608
                  Sublease income from excess facilities            (  33,164)
                                                                     ----------
                                                                     $391,444
                                                                     ===========

     (4) Reflects adjustments for an increase in interest expense for the acquisition financing and a reduction in interest expense for the repayment of certain indebtedness.

     (5) Reflects the expected 40% income tax benefit attributed to the CDS net loss, adjusted by the income tax effect of the other pro forma adjustments.


                                     Page 7


         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

     (6) Reflects a reduction in depreciation expense based on the allocation of the purchase price, over the expected 2.5-year remaining useful life of property and equipment (expense reductions totaling $164,907 and $65,036 for the fiscal periods ended October 31, 1998 and April
          30, 1999, respectively).


                                     Page 8